===============================================================================
                                   SUBLEASE

THIS SUBLEASE, IS MADE AND ENTERED INTO THIS 1ST. DAY OF JUNE, 2000, BETWEEN TWENTY-FIVE-FORTY, LLC (2540 LLC), HEREINAFTER CALLED "SUBLESSOR" AND MOBILE P.E.T. SYSTEMS, INC. (PET), HEREINAFTER CALLED "SUBLESSEE,"


     WITNESSETH:

     SUBLESSOR, for the consideration hereinafter set forth hereby leases to SUBLESSEE for the term and upon the conditions hereinafter set forth, the premises consisting of the office and improvements described more particularly as "SUITE P" Plus three (3) parking spaces, including the exclusive use of the adjacent restroom.

     TO HAVE AND TO HOLD said leased premises for the term of the Sublease and upon the conditions as follows:

     1. TERM:
The term of the Sublease shall be for a period of FIVE (5) YEARS. The Sublease period shall commence on June 1, 2000, and expire at midnight on May 31, 2004, unless sooner terminated as herein provided.

     2. RENT:
SUBLESSEE agrees to pay to SUBLESSOR rent in accordance with the following schedule and procedure:
     (a.) The First Year through the Fifth years as follows:

          1st. year: June 1, 2000 thru May 31, 2001, the rental shall be $3090.00 per month;
          2nd. year: June 1, 2001 thru May 31, 2002, the rental shall be $3335.00 per month;
          3rd. year: June 1, 2002 thru May 31, 2003, the rental shall be $3600.00 per month;
          4th. year: June 1, 2003 thru May 31, 2004, the rental shall be $3885.00 per month;
          5th. year: June 1, 2004 thru May 31, 2005, the rental shall be $4195.00 per month;
          A fee is to be paid herewith of $2500.00, no part of which is refundable, for cleaning and restoring the premises and furnishings.
          The foregoing is based upon the local San Diego COLA rate of 8% during the 1999 rental year as contained in the San Diego Business Journal. The above rent amounts will be adjusted each year on the first of June in order to reflect this area wide inflationary figure; up or down, as the case may be.


                                                           Page 1.  Initial SA
                                                                           ----

Rent shall be delivered to SUBLESSOR at 2540 Shelter Island Dr., San Diego, CA 92106. The designated place of payment may be changed at any time by SUBLESSOR upon ten (10) days written notice to SUBLESSEE.
In the event SUBLESSEE is delinquent in rendering to SUBLESSOR the rental due, or in remitting the rent due in accordance with the rent provisions of the Sublease, then SUBLESSEE shall pay to SUBLESSOR a delinquent fee of $300.00 each occurnace, and the rent not paid when due shall bear interest at the rate of ten percent (10%) per annum from the date due until paid. SUBLESSEE agrees to notify SUBLESSOR in writing whenever it changes it's on-site manager or operator. This notice shall be sent no later than ten (10) days after the change. In the event the amount of rent increases that SUBLESSOR is required to pay the San Diego Unified Port District as LESSOR of the premises covered by the Sublease, and/or as a result of this Sublease, the rent that SUBLESSEE pays SUBLESSOR shall automatically increase at the same time by the same rate of by an equal or proportional amount, as applicable, based upon the premises occupied by SUBLESSEE.

3. USE:
     The premises shall be used by SUBLESSEE for the purpose of administrative offices for SUBLESSEE's operations. SUBLESSEE shall not use or permit the premises, or any part thereof, to be used for any other purposes or in violation of the SUBLESSOR'S Master Lease with the San Diego Unified Port District (Lessor) dated October 1, 1995, and incorporated herein by reference. This Sublease is subject to the terms and conditions of said Master Lease.
     SUBLESSEE shall commit no act of waste and shall take good care of the premises and the fixtures and appurtenances therein, and, shall, in the use and occupancy of the premises, conform to all applicable laws, orders and regulations of the Federal, State and San Diego Municipal Governments, and of the San Diego Unified Port District. In addition, SUBLESSOR grants to SUBLESSEE, a license to the exclusive use of three (3) parking spaces.

     4. CONSTRUCTION OF IMPROVEMENTS:
          No construction of any improvements upon the leased premises shall commence without the prior approval of the SUBLESSOR and the Port Director, evidenced in writing, and all such construction shall be in accordance with plans and specifications which must be submitted to SUBLESSOR and Port Director in writing prior to commencement of any such construction. All such improvements shall be at SUBLESSEE's sole cost and expense.


                                                           Page 2.  Initial SA
                                                                           ----

SUBLESSEE further agree that no banners, pennants, flags, advertising devices, nor any temporary signs shall be permitted to be flown, installed, placed, or erected on the premises without written consent of the SUBLESSOR and the Port Director. SUBLESSOR will assist SUBLESSEE in obtaining approval for normal and customary signage at both street and waterside locations.

     5. TITLE TO IMPROVEMENTS:
          All structures, installations and improvements of any kind placed on the sub-leased premise by SUBLESSEE shall be deemed owned by SUBLESSEE and, at the option of SUBLESSOR, with written permission of the Port Director, are to be removed at SUBLESSEE's expense upon termination of this Sublease. If SUBLESSOR exercises such option SUBLESSEE shall remove such structures, buildings, installations or improvements within sixty (60) days after the expiration of the term of this Sublease or sooner termination thereof. If SUBLESSEE fails to remove such structures, buildings or improvements with the 60 day period, SUBLESSOR shall have the right to have such structures, buildings, installations or improvements removed at the expense of SUBLESSEE. If any structures, buildings, installations or improvements owned by SUBLESSEE are not removed by SUBLESSEE or SUBLESSOR pursuant to this paragraph upon termination of this Sublease, then title thereto shall vest in SUBLESSOR without any cost to SUBLESSOR and SUBLESSEE shall not be entitled to any payment thereon. In such case, SUBLESSOR shall immediately pay any debts or obligation relating to such improvements if such debts or obligations are secured by a perfected lien describing such improvements. Machines, appliances, equipment and trade fixtures of any kind placed on the subleased premises by SUBLESSEE shall be owned by, and title thereto, shall be vested in SUBLESSEE and shall be removed by SUBLESSEE within sixty (60) days after the expiration of the term of this Sublease or sooner termination thereof; provided, however, SUBLESSEE agrees to repair any and all damage to the premises occasioned by the removal thereof. If any such machines, appliances, equipment and trade fixtures are not removed within sixty (60) days after the termination of this Sublease, the same may be considered abandoned and shall thereupon become the property of SUBLESSOR without cost to the SUBLESSOR and without any payment to SUBLESSEE, except that SUBLESSOR shall have the right to have the same removed at the expense of the SUBLESSEE.

     6. PERMITS:
          SUBLESSEE is responsible for obtaining all necessary business licenses, environmental permits if required of any other type of operation permit required by any governmental or regulatory agency for SUBLESSEE's use of the premises.

     7. LIENS:
          SUBLESSEE agrees that it will at all times hold SUBLESSOR free and harmless and indemnify it against all claims for labor and/or materials in connection with improvements, repairs or alterations on the sub-leased premises and the costs of defending against such claims, including reasonable attorney's fees.


                                                           Page 3.  Initial SA
                                                                           ----

       8.  SUBLEASE ENCUMBRANCE
           SUBLESSEE understands and agrees that it may not encumber this Sublease, it's sub-lease hold estate or the improvements thereon by Deed of Trust, Mortgage or other Security Instrument without the prior express written consent of SUBLESSOR in each such instance. SUBLESSEE acknowledges that any such encumbrance shall be subominate to existing liens of SUBLESSOR.

       9.  ASSIGNMENT-SUBLEASE
           SUBLESSEE shall not assign or transfer the whole or any part of this Sublease or any interest therein, nor sublease the whole or any part of the sub-leased premises or any right or privilege appurtenant thereto without the express written consent of SUBLESSOR. In the event any consent of SUBLESSOR is given for any sub-lease, assignment or transfer, the Assignee hereby agrees to, and assumes, each and every obligation under the Sublease.

      10.  DEFAULT
           It is mutually understood and agreed that if any default be made in the payment of rent herein provided, or, in the performance of the covenants, conditions, or agreements herein, and such default shall not be cured within three (3) days after written notice thereof, SUBLESSOR shall have the right to immediately terminate this Sublease. In the event of such termination, SUBLESSEE shall have no further rights hereunder.

      11.  UTILITIES
           SUBLESSEE shall pay the pro-rata portions of all utilities, taxes, possessory, real and personal, in-lieu or otherwise, assessed or imposed, and a percentage of water, gas and trash costs incurred in the operation of the premises by SUBLESSOR.

      12.  INSURANCE
           SUBLESSEE shall maintain insurance acceptable to SUBLESSOR in full force and effect throughout the term of this Sublease. The policies for said insurance shall, as a minimum, provide the following:
           a. FORMS OF COVERAGE
              (1) "Occurrence" from Commercial General Liability covering the premises, operations and contractual liability assumed by SUBLESSEE on this Sublease, in the amount of not less than $1,000,000.00 combined single limit per occurrence for bodily injury, personal injury and property damage. Either the general aggregate limit shall apply separately to this location or the general aggregate limit shall be twice the required occurrence limit.

                                                           PAGE 4. INITIAL SA
                                                                           ---
in the amount of not less than ninety (90%) of full replacement value of all improvements placed within the sub-leased premises. The fire and extended coverage policy's shall be endorsed to state that any insurance proceeds in excess of $25,000 shall be payable jointly to SUBLESSOR, SUBLESSEE, San Diego Unified Port District and Peninsula Bank of San Diego, in order that said proceeds will be reinvested in rebuilding and/or repairing the damaged portions of the sub-leased premises; provided, however, that within the period during which there is in existence a deed of trust upon the sub-leasehold premises given by SUBLESSEE with the prior written consent of the San Diego Unified Port District, then, and for that period, all Fire and Extended Coverage policies shall be made payable jointly to the SUBLESSEE, SUBLESSOR, the San Diego Unified Port District and Peninsula Bank of San
Diego, and any proceeds therefrom shall be held by Peninsula Bank of San Diego for the following purposes:
           (i) As a trust fund to pay for the reconstruction, repair or replacement of the damaged or destroyed improvements in kind and scope with progress payments as the work is performed with any excess remaining after completion of said work to be retained by Peninsula Bank of San Diego and applied to reduction of the debt secured by the Deed of Trust and, with any excess remaining after full payment of said debt to be paid over to SUBLESSEE; or,

          (ii) in the event that this Sublease is terminated with the consent of both the SUBLESSOR and Peninsula Bank of San Diego and said improvements are not reconstructed, repaired or replaced, the insurance proceeds shall be retained by the Peninsula Bank of San Diego to the extent necessary to fully discharge the debt secured by the Deed of Trust and said bank shall hold the balance thereof without liability while restoring the premises to as neat and clean a condition as previously maintained, and then, for SUBLESSOR and SUBLESSEE as their interests may appear.

          b.  GENERAL REQUIREMENTS:
          (1) All required insurance shall be in force the first day of the term of the Sublease. The cost of all required insurance shall be borne by SUBLESSEE. Certificates in a form acceptable to SUBLESSOR and the San Diego Unified Port District evidencing the existence of the necessary insurance policies and original endorsements effecting coverage required by this clause, shall be kept on file with SUBLESSOR during the entire term of this Sublease. The certificates and endorsements for each insurance policy are to be signed by a person authorized by that insurer to bind coverage on it's behalf. The San Diego Unified Port District and SUBLESSOR reserve the right to require complete, CERTIFIED copies of all required policies at any time.

                                                           PAGE 5. INITIAL SA
                                                                           ---

          (2) All liability insurance policy's with name, or be endorsed to name SUBLESSOR the Port of San Diego and Peninsula Bank of San Diego as additional assured's and protect the Port of San Diego, Peninsula Bank of San Diego, SUBLESSOR, their officers, officials and employees against any legal costs in defending claims.
              All insurance policies will be endorsed to state that coverage will not be suspended, voided, canceled, reduced in coverage or in limits except after 30 days prior written notice by certified mail, return receipt requested, has been given SUBLESSOR.
              All insurance policies will be endorsed to state that SUBLESSEE's insurance is primary and not excess or contributory to any insurance issued in the name of the Port of San Diego, Peninsula Bank of San Diego or SUBLESSOR.
              All insurance policies must conform to Best's top ratings.
              If SUBLESSEE fails or refuses to maintain insurance as required in this Sublease, or fails to provide proof of insurance, SUBLESSOR has the right to declare this Sublease in default without further notice to SUBLESSEE and SUBLESSOR shall be entitled to exercise all legal remedies.
              The procuring of such required policies of insurance shall not be construed to limit SUBLESSEE's liability hereunder, nor to fulfill the indemnification provisions and requirements of this Sublease. Notwithstanding said policies of insurance, SUBLESSEE shall be obligated for the full and total amount of any damage, injury or loss caused by negligence or neglect connected with this Sublease, or with the use or occupancy of the subleased premises.

      13.  ENTRY BY SUBLESSOR/LESSOR:
           SUBLESSEE shall permit SUBLESSOR and/or LESSOR (in accordance with the Master Lease) and their agents to enter into and upon the premises at all reasonable times, after prior notice, either written or oral, appropriate under all circumstances, for the purpose of inspecting the same or for any purpose whatsoever including anytime in case of an emergency.

      14.  WARRANTIES-GUARANTIES-COVENANTS:
           SUBLESSOR makes no warranty, guarantee, covenant, including but not limited to, covenants of title and quiet enjoyment, or any nature whatsoever concerning the condition of the premises, including the physical condition thereof, or any condition which may affect the Sublease premises, and it is agreed that SUBLESSOR will not be responsible for any loss, damage or costs which may be incurred by SUBLESSEE acknowledges the existence of the fueling dock operations and the rigging operations adjacent to the subleased premises.


                                                           PAGE 6. INITIAL SA
                                                                           ---

15.  DAMAGE TO OR DESTRUCTION OF PREMISES:
     In the event of a partial destruction of the premises during the term of this sublease or any extension thereof from any cause, SUBLESSOR shall forthwith repair same, provided insurance proceeds are readily available and in such amounts as are necessary to effect such repairs, and, provided such repairs can be made within ninety (90) days under the laws and regulations of State, Federal, County or Municipal agencies; but such partial destruction shall in no way annul or void this Sublease, except that SUBLESSEE shall be entitled to a proportionate deduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by SUBLESSEE in the premises. If such repairs cannot be made within ninety (90) days, SUBLESSOR may, at it's option, make same within a reasonable time, and this Sublease shall continue in full force and effect, the rent to be proportionately abated as aforesaid in this paragraph provided. In the event that SUBLESSOR does not so elect to make such repairs which cannot be made or completed within ninety (90) days, or such repairs cannot be made under existing laws and regulations, this Sublease may be terminated at the option of either party. In the event that the improvements that comprise the premises are destroyed to the extent of not less than 33.3% (percent) of the replacement cost thereof, SUBLESSEE may elect to terminate this Sublease, whether the premises be injured or not. A total destruction of the premises shall terminate this Sublease.

16.  EMINENT DOMAIN:
     If the whole or a substantial part of the premises hereby subleased shall be taken by any public authority under the power of eminent domain, then the term of this Sublease shall cease as to the part taken from the day of possession of that part so taken for any public purpose; and, the rent shall be paid up to that day, and from that day SUBLESSEE shall have the right either to terminate this Sublease and declare the same null and void, or, to continue in the possession of the remainder of the same under the terms herein provided, except that the rent shall be reduced in proportion to the amount of the premises taken by decreasing the rent proportionately. All damages awarded for such a taking shall belong to, and, be the property of SUBLESSOR, whether such damages shall be awarded as compensation for diminution in value to the subleasehold, or to the fee of the premises herein leased; provided, however, that SUBLESSOR shall not be entitled to any award made for the taking of any installations or improvements on the subleased premises belonging to SUBLESSEE.


                                                          Page 7. Initial  SA
                                                                          -----

17.  SUCCESSORS IN INTEREST:
     Unless otherwise provided in this Sublease, the terms, covenants and conditions herein apply to, and bind, the heirs, successors, executors, administrators and assigns of all the parties hereto, all of whom shall be jointly and severally liable hereunder.

18.  WASTE & QUIET CONDUCT:
     SUBLESSEE shall not commit, or suffer to be committed, any waste upon the subleased premises, nor any nuisance, or act, or thing, which may disturb the quiet enjoyment of any other tenant of the premises. SUBLESSEE acknowledge the premises are a portion of the premise described in the Master Lease and as such are used by a multitude of business operations, including, but not limited to, offices, marine repairs, equipment storage, engine and equipment operation and maintenance, docking, loading and other facility uses which can cause nuisances and otherwise disturb the quiet enjoyment of SUBLESSEE and SUBLESSOR on the premises.

19.  MAINTENANCE & REPAIRS:
     SUBLESSEE shall, at it's sole cost and expense, keep and maintain the premises (via customary janitorial and maintenance services) and appurtenances in clean, neat and sanitary order, condition and repair, ordinary "wear and tear" excluded.

20.  ACCEPTANCE OF PREMISES:
     By signing this Sublease, SUBLESSEE accepts the premises in an "AS IS" condition as being in good and sanitary order, condition and repair as of SUBLESSEE also agrees that on the last day of the term of this Sublease, or any extension thereof, or sooner termination of same, to surrender the premises in the same condition as when received; reasonable use and wear thereof excepted.

21.  BANKRUPTCY:
     In the event SUBLESSEE becomes insolvent, makes an assignment for the benefit of creditors, becomes the subject of a bankruptcy proceeding, reorganization, arrangement, insolvency, receivership, liquidation or dissolution proceedings, or in the event of any judicial sale of SUBLESSEE's interest under this Sublease, SUBLESSOR shall have the right to declare this Sublease in default.


                                                          Page 8. Initial  SA
                                                                          -----

22.  REMEDIES:
     a.  DEFAULT
         The occurrence of any one or more of the following events shall constitute a material default of this Sublease by SUBLESSEE:
         (1)  The vacating or abandonment of the premises by SUBLESSEE.
         (2) The failure by SUBLESSEE to make any payment of rent installment or other payment required to be made by SUBLESSEE, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from SUBLESSOR to SUBLESSEE. In the event that SUBLESSOR serves SUBLESSEE with a Notice to Pay Rent or Quit pursuant to the applicable Unlawful Detainer Statutes, such notice to Pay Rent or Quit shall also constitute the notice required by this sub-paragraph;
         (3) Except as otherwise provided in this Sublease, the failure by SUBLESSEE to observe or perform any of the covenants, conditions or provisions of this Sublease to be observed or performed by SUBLESSEE, other than described in Paragraph (2) above, where such failure shall continue for a period of thirty
              (30) days after written notice thereof from SUBLESSOR to SUBLESSEE provided, however, that if the nature of SUBLESSEE non-compliance is such that more than thirty (30) days are reasonably required for it's cure, then SUBLESSEE shall not be deemed to be in default if SUBLESSEE commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to SUBLESSEE under applicable Unlawful Detainer Statutes;
         (4) The making by Sublease of any general arrangement or general assignment for the benefit of creditors;
         (5) SUBLESSEE become a "Debtor" as defined in 11 U.S.C./101 or any successor statute thereto unless, in the case of a petition filed against SUBLESSEE, the same is dismissed within sixty
              (60) days;
         (6) The appointment of a trustee or receiver to take possession of substantially all of SUBLESSEE assets located at or upon the promises, or, of SUBLESSEE interest in the sublease, where possession is not restored to SUBLESSEE within thirty (30) days;
         (7) The attachment, execution or other judicial seizure of substantially all of SUBLESSEE assets located at the premises or of SUBLESSEE'S interest in the Sublease, where such seizure is not discharged within thirty (30) days;
         (8) The discovery by SUBLESSOR that any financial statement given to SUBLESSOR by SUBLESSEE, any assignee of SUBLESSEE, any Sub-tenant of SUBLESSEE, and Successor in Interest of SUBLESSEE or any Guarantor of SUBLESSEE'S obligation hereunder, was materially false.


                                                          Page 9. Initial  SA
                                                                          -----

b.  REMEDIES

    In the event of any such material default by SUBLESSEE, SUBLESSOR may at any time hereafter, with or without notice or demand and without limiting SUBLESSOR in the exercise of any right or remedy which SUBLESSOR may have by reason of such default.

    (1) Terminate SUBLESSEE right to possession of the premises by any lawful means, in which case this Sublease and the term hereof shall terminate and SUBLESSEE shall immediately surrender possession of the premises to SUBLESSOR. In such event SUBLESSOR shall be entitled to recover from SUBLESSEE all damages incurred by SUBLESSOR by reason of SUBLESSEE'S default, including, but not limited to, the cost of recovering possession of the premises; expense of relating, including necessary renovation and alteration of the premises, reasonable attorney's fees; the worth, at the time of award by the court having jurisdiction thereof, or the amount by which the unpaid rent for the balance of the term (after the time of the award) exceeds the amount of such rental loss for the same period that SUBLESSEE prove could be reasonably avoided.

    (2) Maintain SUBLESSEE'S right to possession in which case this Sublease shall continue in effect whether or not SUBLESSEE shall have vacated or abandoned the premises. In such event SUBLESSOR shall be entitled to enforce all of SUBLESSOR'S rights and remedies under this Sublease, including the right to recover the rent as it becomes due whereunder;

    (3) Pursue any other remedy now or hereafter available to SUBLESSOR under the laws or judicial decisions of the State of California. Unpaid installments of rent and other monetary obligations of SUBLESSEE under the terms of this Sublease shall bear interest from the date due at the maximum rate then allowable by law.

c.  LATE CHARGES

    SUBLESSEE hereby acknowledges that, SUBLESSEE'S share of utilities, insurance, taxes or other sums due here under that will cause SUBLESSOR to incur costs not contemplated in this Sublease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges be imposed on SUBLESSOR by the term of the Master Lease. Accordingly, if any installment of rent or any other sum due from SUBLESSEE shall not be received by SUBLESSOR or SUBLESSOR'S designee within three (3) days after such amount shall be due, then, without any requirement for notice to SUBLESSEE, SUBLESSEE shall pay to SUBLESSOR a late charge of three-hundred dollars ($300.00).

                                                   Page 10. Initial  SA
                                                                    ----

    The parties hereto agree that such a late charge represents a fair and reasonable estimate of the costs SUBLESSOR will incur by reason of late payment by SUBLESSEE. Acceptance of such late charge by SUBLESSOR shall in no event constitute a waiver of SUBLESSEE'S default with respect to such overdue amount, nor prevent SUBLESSOR from exercising any of the rights and remedies granted here under.

23. PARTIAL INVALIDITY:

    If any term, covenant, condition or provision of this Sublease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and in no way shall be affected, impaired or invalidated thereby.

24. ATTORNEY'S FEES:

    Should any action be brought to enforce or interpret this Sublease, the prevailing party shall be entitled to reasonable attorney's fees and costs of suit.

25. NOTICES:

    All notices to be given to SUBLESSEE, shall be given in writing by depositing same in the U.S. mail, postage pre-paid, and addressed to SUBLESSEE at the premises, whether or not SUBLESSEE has departed from, abandoned, or vacated the same. All notices to be given to SUBLESSOR shall be delivered in the same way to:

                         2540 LLC
                         2540 SHELTER ISLAND DR.,
                         SAN DIEGO, CA 92106

26. WAIVER:

    The waiver by SUBLESSOR, of any breach of any term, covenant, or condition herein shall not be deemed to be waiver of such term, covenant or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent here under by SUBLESSOR shall not be deemed to be a waiver of any preceding breach by SUBLESSEE.
    SUBLESSEE shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. SUBLESSEE shall execute the written agreement and any other documents required by the lender to accomplish the purpose of this paragraph.

                                                        Page 11. Initial  SA
                                                                         ----

27. TIME:

     Time is of the essence of this Sublease.

     28. INTERRUPTION OF SERVICES OR USE:
         Interruption or curtailment of any service maintained in the premises, if caused by strikes, mechanical difficulties, or any caused SUBLESSOR'S control whether similar or dissimilar to those enumerated, shall not entitle SUBLESSEE to any claim against SUBLESSOR or to any abatement in rent, and shall not constitute constructive or partial eviction, unless SUBLESSOR fails to take such measures as may be reasonable in the circumstances to restore the service without undue delay.

     29. RIGHT TO SHOW PREMISES:
         SUBLESSOR may show the Premises to prospective purchasers, mortgagees and to prospective tenants during business hours on reasonable notice to SUBLESSEE.

     30. ESTOPPEL CERTIFICATE:
         SUBLESSEE will promptly execute any reasonable estoppel certificate requested by SUBLESSOR.

     31. RULES AND REGULATIONS:
         SUBLESSEE and its agents and employees shall at all times be governed by all reasonable rules and regulations promulgated by SUBLESSOR for use of the premises and surrounding areas. Said rules and regulations shall be deemed to be a part hereof and incorporated herein. Said rules and regulations may be amended, changed or altered from time to time, or new rules and regulations may be promulgated. Said rules and regulations shall be personally delivered to SUBLESSEE or mailed to SUBLESSEE at SUBLESSEE'S premises by first class mail. SUBLESSEE'S continued rental of the Premises shall indicate an agreement to be bound by said rules and regulations.

     32. MASTER LEASE SHALL PREVAIL:
         This Sublease shall be, and remain, subject and subordinate to the terms, covenants, and conditions of the Master Lease, and furthermore, in the event of any conflict or inconsistency between the Sublease and the Master Lease, the provisions of the Master Lease shall govern and prevail.

     33. COUNTERPARTS:
         This Sublease may be executed in counterparts.



                                       Page 12. Initial SA
                                                       -----

     34. ACCEPTANCE OF PREMISES:
         By signing this Sublease, SUBLESSES represents and warrants that it has independently inspected the premises and made all tests, investigations and observations necessary to satisfy itself of the condition of the premises. SUBLESSEE agrees it is relying solely on such independent inspection, tasks, investigations and observations in making this Sublease. SUBLESSEE further acknowledges that the premises are in the condition called for by this Sublease; that SUBLESSOR has performed all work with respect to premises and that SUBLESSEE does not hold SUBLESSOR responsible for any defects in the premises. SUBLESSEE further accepts and shall be responsible for any risk of harm to any person and property, including without limitations, employees of SUBLESSEE, from any latent defects in the premises.

     35. GENDER/SINGULAR/PLURAL
         The neuter gender includes the feminine and masculine; the masculine, includes the feminine and neuter, and the feminine includes the masculine and neuter and each includes corporation, limited liability company, partnership, or other legal entity when the context so requires. The singular number includes the plural whenever the context so requires.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Sublease as of the date first above written.

     SUBLESSOR: 2540 LLC     BY:
                                -------------------------

                             NAME:  Michael Selter
                                  -------------------------

                             TITLE: Director
                                  -------------------------

                             DATE:
                                  -------------------------

     SUBLESSEE: MOBILE P.E.T. SYSTEMS, INC.

                               BY:/s/Susan Arrowsmith
                                -------------------------

                             NAME: Susan Arrowsmith
                                  -------------------------

                            TITLE: Office Manager
                                  -------------------------

                             DATE: 5-18-00
                                  -------------------------

                                       Page 13. Initial SA
                                                       -----